UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 21, 2025

Date of Report (Date of earliest event reported)

JUPITER NEUROSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41265	47-4828381
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 North US HWY 1, Suite 504, Jupiter, FL	33477
(Address of principal executive offices)	(Zip Code)

(561) 406-6154

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 21, 2025, Jupiter Neurosciences, Inc. (the “Company”) received a letter (the “Notice”) from the Nasdaq Stock Market LLC (the “NASDAQ”) notifying the Company that it is not in compliance with the minimum bid price requirement as set forth under NASDAQ Listing Rule 5550(a)(2) for continued listing of its common stock on the NASDAQ.

Listing Rule 5550(a)(2) requires the registrant to maintain a minimum bid price of $1.00 USD per share for its securities listed on the NASDAQ, and Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s shares for the 30 consecutive business days prior to the Notice (February 6, 2025 through March 20, 2025), the Company no longer meets the minimum bid price requirement.

However, under NASDAQ Listing Rule 5810(c)(3)(A), the Company has been provided 180 calendar days, or until September 17, 2025, to regain compliance with NASDAQ Listing Rule 5550(a)(2). During the 180-day period, the Company may regain compliance under Listing Rule 5550(a)(2) if the bid price for the Company’s Common Stock is a least $1.00 USD for a minimum period of 10 consecutive days. In the event that the Company does not regain compliance by September 17, 2025, the Company may be eligible for additional time to regain compliance or may face delisting.

The receipt of the Notification Letter has no immediate effect on the listing of the Company’s shares, which will continue to trade uninterrupted on NASDAQ under the ticker “JUNS”. The Company intends to monitor the closing price of its common stock sand may, if appropriate, consider available options to regain compliance with the minimum bid price requirement. There can be no assurances that the Company will be able to regain compliance with the minimum bid price requirement or maintain compliance with the other Nasdaq listing requirements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER NEUROSCIENCES INC.

Date: March 25, 2025	By:	/s/ Crister Rosén
	Name:	Christer Rosén
	Title:	Chief Executive Officer